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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  January 26, 2005
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                          BECTON, DICKINSON AND COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New Jersey
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                   (State or Other Jurisdiction of Incorporation)

                001-4802                                 22-0760120
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        (Commission File Number)             (IRS Employer Identification No.)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of Principal Executive Offices)                    (Zip Code)

                             (201) 847-6800
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               (Registrant's Telephone Number, Including Area Code


                                   N/A
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         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02         Results of Operations and Financial Condition.

On January 26, 2005, Becton, Dickinson and Company ("BD") issued a press release announcing its financial results for the first fiscal quarter of fiscal year 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

The press release furnished as Exhibit 99.1 contains certain financial measures that differ from those under U.S. generally accepted accounting principals
(GAAP), as follows:

o We present revenue growth rates at constant foreign exchange rates. We believe that presenting growth rates at constant foreign exchange rates allows investors to view the underlying operating results of BD and of its segments without the impact of fluctuations in foreign currency exchange rates, thereby facilitating comparisons to prior periods.

o We present earnings per share and other financial measures after excluding the impact of significant charges, and the impact of unusual or non-recurring items. We believe that excluding such impact from these financial measures allows investors to more easily compare BD's financial performance with prior period performance and to understand the operating results of BD without the effects of these significant charges and unusual or non-recurring items.

o We present earnings per share and other financial measures after excluding the impact of share-based compensation expense for the period, to the extent such period is being compared to a prior period where such expense was either not recognized or was immaterial. We believe that excluding these expenses, which are non-cash items, allows investors to more easily compare BD's financial performance with prior period performance.

o We present earnings per share and other financial measures after excluding the effects of changes in tax laws and regulations (including without limitation, rate changes) and other events that cause the tax rate for the period being presented to vary from the Company's expected effective tax rate for the full fiscal year. We believe that excluding such effects facilitates comparisons of BD's financial performance with prior period performance.

BD's management considers these non-GAAP financial measures internally in evaluating BD's performance. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP.


Item 9.01         Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1 Press release dated January 26, 2005, which is furnished pursuant to Item 2.02.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Dean J. Paranicas
                                               --------------------------------
                                                   Dean J. Paranicas
                                                   Vice President, Corporate
                                                   Secretary and Public Policy


Date: January 26, 2005






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                                INDEX TO EXHIBITS
                                -----------------


   Exhibit
   Number        Description of Exhibits
   ------        -----------------------
   99.1          Press release dated January 26, 2005, which is furnished
                 pursuant to Item 2.02.


                     STATEMENT OF DIFFERENCES

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